UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

Tax Free Fund for Puerto Rico Residents, Inc.

Puerto Rico Residents Tax-Free Fund, Inc.

Puerto Rico Residents Tax-Free Fund VI, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Tax Free Fund for Puerto Rico Residents, Inc.

Puerto Rico Residents Tax-Free Fund, Inc.

Puerto Rico Residents Tax-Free Fund VI, Inc.

Buchanan Office Center
40 Carr. 165 Suite 201
Guaynabo, PR 00968-8022

August 19, 2025

Dear Shareholder:

A Special Meeting of Shareholders (the “Special Meeting”) of each of Tax Free Fund for Puerto Rico Residents, Inc. (“TFF I”), Puerto Rico Residents Tax-Free Fund, Inc. (“PRRTFF I”) and Puerto Rico Residents Tax-Free Fund VI, Inc. (“PRRTFF VI,” and together with TFF I and PRRTFF I, each a “Fund” and collectively, the “Funds”) is scheduled to be held as a hybrid meeting in person at the law offices of Ferraiuoli LLC at 250 Muñoz Rivera Avenue, 6th Floor, San Juan, PR 00918, and virtually via a live webcast on September 26, 2025, at 10:00AM (Eastern Time). Shareholders will be able to vote and pose questions regardless of how they may choose to attend the Special Meeting by following the instructions provided in the Joint Proxy Statement and enclosed proxy card(s). To attend the Special Meeting in person, you must bring a picture ID and proof of ownership of Fund shares as of the Record Date (as defined below). In order to vote at the Special Meeting in person, you must be a shareholder of record as of the Record Date or, if you are a beneficial owner (your shares are held in an account at a bank, broker, dealer or other nominee), hold a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date. In order to attend and vote at the Special Meeting virtually, you must be a shareholder of record as of the Record Date or, if you are a beneficial owner, hold a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date. Additionally, to attend the Special Meeting virtually, you must pre-register for the Special Meeting no later than September 25, 2025 at 10:00AM (Eastern Time) by visiting https://viewproxy.com/PRFundsSGM/broadridgevsm/ and entering your control number as shown in your proxy card or the voting instruction form. Once you have pre-registered, you will receive a confirmation e-mail with information on how to virtually attend and participate at the Special Meeting.

At this meeting, you will be asked to consider and vote for the Fund to (1) cease operations as an investment company (“Proposal 1”) and (2) following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders (“Proposal 2” and together with Proposal 1, the “Proposals”).

Starting in 2021, Ocean Capital LLC (“Ocean Capital”) and certain related individuals launched campaigns to nominate new directors at the Funds and affiliates of the Funds within the same fund complex where Ocean Capital advocated, in part, for improved governance at the Funds. Despite successfully receiving the requisite votes to elect Ocean Capital’s nominees at the 2021 (PRRTFF I and PRRTFF VI only), 2022, 2023, and 2024 annual meetings of shareholders of the Funds, the Funds did not seat Ocean Capital’s nominees and, instead, commenced an action against Ocean Capital and certain other defendants, captioned, Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc., et al. v. Ocean Capital LLC, et al., Case No. 3:22-cv-1101, alleging among other things, securities law violations by the defendants. Ocean Capital counterclaimed against the Funds, in part, so as to have its nominees seated on the Boards of Directors of the Funds in accordance with proper standards of governance.

On May 12, 2025, the United States Court of Appeals for the First Circuit affirmed the dismissal of the Funds’ claims (the “First Circuit Ruling”). As a result of the First Circuit Ruling, the Board of Directors of each of PRRTFF I and PRRTFF VI instructed the inspectors of election for each of the 2021, 2022, 2023, and 2024 annual meetings of shareholders of these Funds, and the Board of Directors of TFF I instructed the inspectors of election for each of the 2022, 2023, and 2024 annual meetings of shareholders of TFF I, to certify the results of such elections. On May 20, 2025, the inspectors of election for the foregoing shareholder meetings certified the results of such elections (the “Meeting Certifications”), including the elections of Ocean Capital’s new directors to each of the Funds (with respect to each Fund, the “Board” and for the Funds, collectively, the “Boards”) and the certification of certain substantially similar shareholder proposals to terminate all investment advisory and management agreements between each of the Funds and UBS Asset Managers of Puerto Rico (“UBS”) within sixty days of certification of the results of the shareholder meetings (each, an “Adviser Termination Proposal”).

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Shareholders of TFF I had approved that Fund’s Adviser Termination Proposal at the 2024 annual meeting of shareholders held on July 18, 2024. Shareholders of PRRTFF I had approved that Fund’s Adviser Termination Proposal at the 2023 annual meeting of shareholders ultimately held on April 14, 2024. Shareholders of PRRTFF VI approved that Fund’s Adviser Termination Proposal at the 2024 annual meeting ultimately held on January 16, 2025. Following the First Circuit Ruling, and under the direction of the former members of the Boards, the Meeting Certifications certifying such proposals were issued on May 20, 2025. Since this time, UBS and the Funds have taken the position that the termination date for the investment advisory and management agreements between each of the Funds and UBS (the “UBS Agreements”) is July 19, 2025 (the “Adviser Termination Date”), sixty days following the Meeting Certifications.

In addition, following the Meeting Certifications, the Boards engaged an independent consultant to assist in its search and evaluation of potential investment advisers for the Funds. By the end of this search process, the Boards had not identified any suitable firms to serve as the investment adviser for the Funds on a long-term basis. In light of the approaching Adviser Termination Date, the Boards then invited UBS to submit a bid to serve as an investment adviser to the Funds pursuant to an interim advisory agreement. On June 30, 2025, UBS informed the Boards that it would not be submitting a bid to serve as the investment adviser for the Funds, including on an interim basis, beyond July 19, 2025.

During its process, the Boards identified Atlas Asset Management, LLC (“Atlas”), a registered investment adviser that provides investment advisory services for individuals and institutional clients, as a suitable adviser to manage the Funds’ securities on a temporary basis and, accordingly, on July 15, 2025, the Boards approved an interim investment advisory agreement between the Funds and Atlas, and the Funds subsequently entered into the interim investment advisory agreement with Atlas, effective July 20, 2025, for the management of each Fund’s portfolio on a temporary basis. After considering the risks with respect to each of the Funds’ portfolios that could result from the Funds not being able to find a firm to serve as the investment adviser for the Funds on a long-term basis, among other factors, the Boards, at a special meeting of the Boards held on August 6, 2025, determined it to be in the best interest of shareholders to direct Atlas to, as soon as reasonably practicable and in a manner consistent with Atlas’s fiduciary duties to the Funds, taking into consideration such factors as Atlas determines appropriate, including market considerations and best execution, dispose of each of the Fund’s securities and maintain each Fund’s assets in cash, cash equivalents, or other low-risk, short-term assets.

In consideration of the foregoing, the Boards unanimously declared it advisable that each Fund seek the approval of its shareholders to (1) cease operations as an investment company and (2) following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.

Under the Investment Company Act of 1940 (the “1940 Act”), shareholders of each of the Funds must approve the foregoing actions by a vote of a majority of the outstanding voting securities of each Fund. Within the current context, and pursuant to the 1940 Act, a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of common stock of the Fund or (ii) 67% or more of the shares of common stock present at a shareholders meeting if more than 50% of the outstanding shares of common stock are represented at the meeting in person, virtually or by proxy.

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The Boards, therefore, recommend that the shareholders of each Fund vote “FOR” their Fund to cease operations as an investment company on Proposal 1 and “FOR” their Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders on Proposal 2.

The Board of each Fund knows of no other business to be presented for consideration at the Special Meeting. As this is a special meeting, no additional business may be conducted beyond items listed in the Notice of Special Meeting. If, however, any other matters, including adjournments, are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

Each Fund will hold a separate Special Meeting. Shareholders of each Fund will vote separately from shareholders of each other Fund.

The Board recommends that you vote “FOR” both Proposal 1 and Proposal 2. However, before you vote, please read the full text of the Joint Proxy Statement for an explanation of each proposal.

Your vote on this matter is important. Even if you plan to attend and vote at the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the internet. Alternatively, you may submit voting instructions by signing and dating your proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by September 25, 2025.

Sincerely,

Ethan A. Danial

Chairman of the Boards

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IMPORTANT NEWS FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Who is making this solicitation?
A.	This solicitation is made on behalf of the Board of each Fund for the purpose set forth in the accompanying Notice of Special Meeting.
Q.	What matters will be voted on at the Special Meeting?
A.	Shareholders of each Fund are being asked to consider and vote for their Fund to (1) cease operations as an investment company and (2) following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders. The Boards unanimously recommend that shareholders vote “FOR” their Fund to cease operations as an investment company and “FOR” their Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.
Q.	Why do the Boards recommend that shareholders approve the Proposals?
A.

During the investment adviser search process, the Boards identified Atlas as a suitable adviser to manage the Funds’ securities on a temporary basis and, accordingly, on July 15, 2025, the Boards approved an interim investment advisory agreement between the Funds and Atlas, and the Funds subsequently entered into the interim investment advisory agreement with Atlas, effective July 20, 2025, for the management of each Fund’s portfolio on a temporary basis. After considering the risks with respect to each of the Fund’s portfolios that could result from the Funds not being able to find a firm to serve as the investment adviser for the Funds on a long-term basis, among other factors, the Boards, at a special meeting of the Boards held on August 6, 2025, determined it to be in the best interest of shareholders to direct Atlas to, as soon as reasonably practicable and in a manner consistent with Atlas’s fiduciary duties to the Funds, taking into consideration such factors as Atlas determines appropriate, including market considerations and best execution, dispose of each of the Funds’ securities and maintain each Fund’s assets in cash, cash equivalents, or other low-risk, short-term assets.

In consideration of the foregoing, the Boards unanimously declared it advisable that each Fund seek the approval of its shareholders to (1) cease operations as an investment company and (2) following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.

Q.	What factors did the Boards consider in recommending that shareholders vote “FOR” each of the Proposals?
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A.	The Boards considered a variety of factors in recommending that shareholders vote “FOR” each of the Proposals, including: (i) the lack of a suitable long-term investment adviser; (ii) the risks of operating the Funds without a suitable long-term investment adviser; (iii) the Funds’ costs and limited growth prospects; (iv) tax consequences; (v) the opportunity for the Funds’ shareholders to realize a liquidity event at net asset value (“NAV”) and (vi) the lack of viable alternative options at the present time. The Boards’ evaluations of the Proposals took into account not only all of the foregoing information, but information about the Funds received by the Boards since the Funds’ inceptions and that reflected the knowledge and familiarity gained as members of the Boards.
Q.	What will happen if the Proposals are approved at the Special Meeting?
A.

If shareholders approve Proposal 1 with respect to any Fund, that Fund will apply for deregistration under the 1940 Act, and cease doing business as an investment company (including ceasing to invest assets in accordance with the Fund’s investment objectives). Although there is no assurance that the U.S. Securities and Exchange Commission (the “SEC”) will issue such an order or that such approval will be granted, it is expected that the SEC will issue an order approving the deregistration of such Fund if the Fund is no longer doing business as an investment company.

If shareholders approve Proposal 2 with respect to any Fund, that Fund will set aside, in cash or cash equivalents, the amount of all known or reasonably ascertainable obligations of the Fund and make one or more dividend payments to shareholders. The amounts of any dividend(s) to be paid to shareholders of a Fund will be reduced by the ordinary expenses and liabilities of the Fund, as described in more detail below, and may be limited to amounts that can be declared as dividends by the Board pursuant to applicable Puerto Rico law.

Q.	What will happen if the Proposals are not approved at the Special Meeting?
A.

If shareholders do not approve Proposal 1 with respect to any Fund, that Fund likely will continue to be subject to the 1940 Act.

If shareholders do not approve Proposal 2 with respect to any Fund, that Fund will retain its assets and be required to continue to operate in accordance with its stated investment objective and policies while the Board considers what, if any, steps to take in the best interest of the Fund and its shareholders, including the possibility of resubmitting the Proposals or alternative plan(s) to shareholders for consideration. The Proposals are not contingent upon each other and the Boards will consider any future action independently.

Q.	Will the Funds pay for the expenses associated with the Proposals and this Joint Proxy Statement?
A.	Yes, the costs and expenses associated with the Proposals and this Joint Proxy Statement (including legal, printing and proxy solicitation expenses) will be paid by the Funds. If approved, transaction costs associated with the Funds ceasing operations as investment companies and paying the dividend to shareholders will also be paid by the Funds.
Q.	Who is eligible to vote?
A.	Shareholders of a Fund as of the close of business on August 13, 2025 (the “Record Date”) are eligible to vote at the Special Meeting with respect to Proposal 1 and Proposal 2 for such Fund. Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder at the close of business on the Record Date.
Q.	Whom do I call if I have questions?
A.	If you need more information, or have any questions about voting, please call Sodali & Co. LLC, the Funds’ proxy solicitor, toll free at (800) 662-5200.
Q.	How do I vote my shares?
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A.

You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card(s) or by computer by going to the internet address provided on the proxy card(s) and following the instructions, using your proxy card(s) as a guide. Alternatively, you can authorize your proxy to vote your shares by signing and dating the enclosed proxy card(s), and mailing it in the enclosed postage-paid envelope. For information on how to attend and vote at the Special Meeting in person or virtually, see “How can I attend and vote at the Special Meeting?” below.

Q.	How can I attend and vote at the Special Meeting?
A.

The Special Meeting is scheduled to be held as a hybrid meeting in person at the law offices of Ferraiuoli LLC at 250 Muñoz Rivera Avenue, 6th Floor, San Juan, PR 00918, and virtually via a live webcast on September 26, 2025, at 10:00AM (Eastern Time).

To attend the Special Meeting in person, you must bring a picture ID and proof of ownership of Fund shares as of the Record Date. All in-person attendees will also be required to follow any security protocols issued by the building where the Special Meeting is held. Shareholders are not required to pre-register to attend the Special Meeting in person. If you are a shareholder of record that held shares as of the Record Date, you may vote your shares in person (by ballot) at the Special Meeting or appoint another person or persons as your proxy to exercise any or all of your rights to attend and to speak and vote at the Special Meeting. If you are a beneficial owner and want to vote in person at the Special Meeting, then you will need to obtain a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date.

In order to attend and vote at the Special Meeting virtually, you must be a shareholder of record as of the Record Date or, if you are a beneficial owner, hold a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date. Additionally, to virtually attend the Special Meeting, you must pre-register for the Special Meeting no later than September 25, 2025 at 10:00AM (Eastern Time) by visiting https://viewproxy.com/PRFundsSGM/broadridgevsm/ and entering your control number as shown in your proxy card or the voting instruction form. Once you have pre-registered, you will receive a confirmation e-mail with information on how to virtually attend and participate at the Special Meeting.

It is important that you vote promptly. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by September 25, 2025.

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Tax Free Fund for Puerto Rico Residents, Inc.

Puerto Rico Residents Tax-Free Fund, Inc.

Puerto Rico Residents Tax-Free Fund VI, Inc.

Buchanan Office Center
40 Carr. 165 Suite 201
Guaynabo, PR 00968-8022

August 19, 2025

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Scheduled To Be Held September 26, 2025

To the shareholders of Tax Free Fund for Puerto Rico Residents, Inc., Puerto Rico Residents Tax-Free Fund, Inc., and Puerto Rico Residents Tax-Free Fund VI, Inc.:

A Special Meeting of Shareholders (each, a “Special Meeting,” together, the “Special Meetings”) of each of Tax Free Fund for Puerto Rico Residents, Inc. (“TFF I”), Puerto Rico Residents Tax-Free Fund, Inc. (“PRRTFF I”), and Puerto Rico Residents Tax-Free Fund VI, Inc. (“PRRTFF VI,” and together with TFF I and PRRTFF I, each a “Fund,” and collectively, the “Funds”) is scheduled to be held as a hybrid meeting in person at the law offices of Ferraiuoli LLC at 250 Muñoz Rivera Avenue, 6th Floor, San Juan, PR 00918, and virtually via a live webcast on September 26, 2025, at 10:00AM (Eastern Time), for the following purposes:

Proposal 1:	For each of the Funds to cease operations as investment companies (“Proposal 1”).
Proposal 2:	For each of the Funds to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders (“Proposal 2” and together with Proposal 1, the “Proposals”).

The Board of Directors of each Fund (with respect to each Fund, the “Board” and for the Funds, collectively, the “Boards” and each member of the Boards, a “Director”) know of no other business to be presented for consideration at the Special Meeting. As this is a special meeting, no additional business may be conducted beyond items listed in the Notice of Special Meeting. If, however, any other matters, including adjournments, are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

The Boards have fixed the close of business on August 13, 2025 as the record date (the “Record Date”) for the determination of the shareholders of record of a Fund entitled to notice of and to vote at such Fund’s Special Meeting and any adjournment or postponement thereof.

Each Fund will hold a separate Special Meeting. Shareholders of each Fund will vote separately from shareholders of each other Fund.

The Boards unanimously recommend that you vote on the enclosed proxy card “FOR” both Proposal 1 and Proposal 2.

This Joint Proxy Statement was first mailed to shareholders of the Funds on or about August 19, 2025.

Please read this Joint Proxy Statement carefully and vote on the enclosed proxy card or by internet or telephone as recommended by the Boards. Whether or not you expect to attend the Special Meeting, and in order to facilitate timely receipt of your proxy vote, we urge you to sign, date and return the enclosed proxy card or vote by internet or telephone as promptly as possible. Voting now will not limit your right to change your vote or to attend the Special Meeting.

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on September 26, 2025:

Our Joint Proxy Statement is attached. Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including the Joint Proxy Statement and the proxy card(s), and by notifying you of the availability of these proxy materials on the internet. This Notice of Special Meeting of Shareholders and the attached Joint Proxy Statement are available on the internet at https://www.atlas-am.com/tax-free-fund-pr-residents for TFF I and at https://www.atlas-am.com/pr-residents-tax-free-funds for PRRTFF I and PRRTFF VI.

By order of each Boards,

Ivelisse M. Ortiz Moreau
Secretary

San Juan, Puerto Rico

August 19, 2025

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Tax Free Fund for Puerto Rico Residents, Inc.

Puerto Rico Residents Tax-Free Fund, Inc.

Puerto Rico Residents Tax-Free Fund VI, Inc.

Buchanan Office Center
40 Carr. 165 Suite 201
Guaynabo, PR 00968-8022

August 19, 2025

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Boards of each of TFF I, PRRTFF I and PRRTFF VI of proxies to be voted at the Special Meeting to be held as a hybrid meeting in person at the law offices of Ferraiuoli LLC at 250 Muñoz Rivera Avenue, 6th Floor, San Juan, PR 00918, and virtually via a live webcast at 10:00AM (Eastern time) on September 26, 2025, and at any and all adjournments or postponements thereof. The Special Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

Each Fund has determined to use this Joint Proxy Statement for its respective Special Meeting in light of the similar matters being considered and voted on by shareholders of each of the Funds. Shareholders should review the entire Joint Proxy Statement before voting on the Proposals. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards on or about August 19, 2025.

Each Fund is organized as a Puerto Rico corporation. Each Fund is a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders of record of a Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting of such Fund. With respect to the Proposals, each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Shareholders are not entitled to any appraisal rights as the result of the consideration of the Proposal at the Special Meeting.

Each Fund will hold a separate Special Meeting. Shareholders of each Fund will vote separately from shareholders of each other Fund.

The number of shares of each Fund outstanding as of the close of business on the Record Date is shown under the section titled, “Ownership of Shares of Each Fund” of this Joint Proxy Statement.

You may vote your shares by telephone at or via the internet by following the instructions on your enclosed proxy card(s), or you can authorize your proxy to vote your shares by signing and dating the enclosed proxy card(s), and mailing it in the enclosed postage-paid envelope. Each Fund of which you are a shareholder is named on the proxy card(s) included with this Joint Proxy Statement. If you own shares in more than one Fund as of the Record Date, you will receive one proxy card per each Fund in which you own shares as of the Record Date. Even if you plan to attend the Special Meeting for any Fund for which you are a shareholder, we ask that you please sign, date and return EACH proxy card you receive; or if you provide voting instructions by telephone or over the internet, please vote on the proposals affecting EACH Fund for which you are a shareholder.

Shares represented by properly executed proxies received prior to the Special Meetings will be voted at the Special Meetings. On the matters coming before the Special Meetings as to which you as a shareholder have specified a choice on your proxy, your shares will be voted accordingly.

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If a proxy card is properly executed and returned and no choice is specified with respect to the Proposals for a Fund, the shares will be voted “FOR” such Fund to cease operations as investment company and “FOR” the Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders. Shareholders who execute a proxy card or provide voting instructions by telephone or over the internet may revoke them with respect to a Proposal (i) by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), (ii) by delivering a duly executed proxy bearing a later date or (iii) by attending a Special Meeting and voting in person or virtually, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

To attend the Special Meeting in person, you must bring a picture ID and proof of ownership of Fund shares as of the Record Date. In order to vote at the Special Meeting in person, you must be a shareholder of record as of the Record Date or, if you are a beneficial owner (your shares are held in an account at a bank, broker, dealer or other nominee), hold a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date.

In order to attend and vote at the Special Meeting virtually, you must be a shareholder of record as of the Record Date or, if you are a beneficial owner, hold a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date. Additionally, to virtually attend the Special Meeting, you must pre-register for the Special Meeting no later than September 25, 2025 at 10:00AM (Eastern Time) by visiting https://viewproxy.com/PRFundsSGM/broadridgevsm/ and entering your control number as shown in your proxy card or the voting instruction form. Once you have pre-registered, you will receive a confirmation e-mail with information on how to virtually attend and participate at the Special Meeting.

Annual reports are sent to shareholders of record of each Fund following that Fund’s fiscal year end. Each Fund’s fiscal year end is set forth in the section titled, “Funds’ Fiscal Year Ends as of the Record Date” of this Joint Proxy Statement. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund by writing to Mr. Paul Hopgood at the address set forth on the first page of this Joint Proxy Statement or by calling toll-free at (800) 662-5200. Copies of annual and semi-annual reports of each Fund are also available on the Funds’ website at https://www.atlas-am.com/tax-free-fund-pr-residents for TFF I and at https://www.atlas-am.com/pr-residents-tax-free-funds for PRRTFF I and PRRTFF VI, and on the EDGAR Database on the SEC’s internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

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Vote Required and Manner of Voting Proxies

A quorum of shareholders is required to take action at each Special Meeting. The presence at the TFF I and PRRTFF I Special Meetings in person, virtually or representation by proxy of the holders of more than one-third of the outstanding shares will constitute a quorum. The presence at the PRRTFF VI Special Meetings in person, virtually or representation by proxy of the holders of more than one-half of the outstanding shares will constitute a quorum.

Approval of each of the Proposals with respect to each Fund requires the vote of a majority of the outstanding voting securities of such Fund. Within the current context, and pursuant to the 1940 Act, a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of common stock of the Fund or (ii) 67% or more of the shares of common stock present at a shareholders meeting if more than 50% of the outstanding shares of common stock are represented at the meeting in person, virtually or by proxy.

Votes cast by proxy, in person or virtually at the Special Meetings will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election, who are employees of Sodali & Co. LLC will determine whether or not a quorum is present at the Special Meeting.

The inspectors of election will treat abstentions as present for purposes of determining a quorum. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter because the proposal is considered non-routine under the rules of the New York Stock Exchange. The Proposals are considered “non-routine” under the rules of the New York Stock Exchange. Accordingly, because shareholders are being asked to vote only on non-routine proposals, there will be no broker non-votes at the Special Meeting.

If you hold your shares directly (i.e., not through a broker-dealer, bank or other financial institution), and if you return a signed proxy card that does not specify how you wish to vote on a Proposal, your shares will be voted “FOR” such Fund to cease operations as an investment company under Proposal 1 and “FOR” such Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders under Proposal 2. Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each of the Proposals before the Special Meeting. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client on or prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including the Proposals.

Abstentions and broker non-votes, if any, will be treated as votes “AGAINST” the Proposals. As noted above, broker non-votes are not expected with respect to the Proposals.

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Adjournments and Postponements

With respect to the TFF I and PRRTFF I Special Meetings, only shareholders, upon the action of the majority of shares represented at such Special Meeting, have the authority to adjourn the Special Meeting, and may do so from time to time without notice if a quorum is not present. With respect to the PRRTFF VI Special Meeting, the action of the majority of shares represented at such Special Meeting may adjourn the Special Meeting from time to time without notice if a quorum is not present.

If a quorum of a Fund’s shareholders is not present at that Fund’s Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxies in the attached proxy card(s) may propose one or more adjournments of the Fund’s Special Meeting(s) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of shares represented at the Special Meeting or represented by proxy. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

The Special Meeting with respect to one or more Funds may be postponed prior to the Special Meeting for that Fund. If the Special Meeting for a Fund is postponed, such Fund will give notice of the postponement to shareholders.

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Attending and Participating in the Special Meeting

The Special Meeting will be held as a hybrid meeting in person at the law offices of Ferraiuoli LLC at 250 Muñoz Rivera Avenue, 6th Floor, San Juan, PR 00918, and virtually via a live webcast on September 26, 2025, at 10:00AM (Eastern Time). Shareholders will be able to vote and pose questions regardless of how they may choose to attend the Special Meeting by following the instructions provided below.

To attend the Special Meeting in person, you must bring a picture ID and proof of ownership of Fund shares as of the Record Date. All in-person attendees will also be required to follow any security protocols issued by the building where the Special Meeting is held. Shareholders are not required to pre-register to attend the Special Meeting in person. If you are a shareholder of record that held shares as of the Record Date, you may vote your shares in person (by ballot) at the Special Meeting or appoint another person or persons as your proxy to exercise any or all of your rights to attend and to speak and vote at the Special Meeting. If you are a beneficial owner (your shares are held in an account at a bank, broker, dealer or other nominee) and want to vote in person at the Special Meeting, then you will need to obtain a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date. Alternatively, shareholders can vote by following the instructions on your enclosed proxy card(s). Shareholders attending the Special Meeting in person will have an opportunity to ask questions during the Special Meeting.

In order to attend and vote at the Special Meeting virtually, you must be a shareholder of record as of the Record Date or, if you are a beneficial owner, hold a legal proxy from the institution that holds your shares indicating that you were the beneficial owner as of the Record Date. Additionally, to virtually attend the Special Meeting, you must pre-register for the Special Meeting no later than September 25, 2025 at 10:00AM (Eastern Time) by visiting https://viewproxy.com/PRFundsSGM/broadridgevsm/ and entering your control number as shown in your proxy card or the voting instruction form. Once you have pre-registered, you will receive a confirmation e-mail with information on how to virtually attend and participate at the Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting, please email virtualmeeting@viewproxy.com.

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BACKGROUND TO THE PROPOSALS

Tax Free Fund for Puerto Rico Residents, Inc. is organized as a Puerto Rico corporation. TFF I was originally organized on March 24, 2000 and commenced operations on February 28, 2001. The investment objective of TFF I is to provide current income, consistent with the preservation of capital. As of June 30, 2025, TFF I’s total managed assets were $47,307,355.

Puerto Rico Residents Tax-Free Fund, Inc. is organized as a Puerto Rico corporation. PRRTFF I was originally organized on August 26, 1994 and commenced operations on January 12, 1995. The investment objective of PRRTFF I is to achieve a high level of current income that, for Puerto Rico Residents, is exempt from U.S. federal and Puerto Rico income taxes, consistent with the preservation of capital. As of June 30, 2025, PRRTFF I’s total managed assets were $24,702,682.

Puerto Rico Residents Tax-Free Fund VI, Inc. is organized as a Puerto Rico corporation. PRRTFF VI was originally organized on July 31, 1995 and commenced operations on September 29, 1995. The investment objective of PRRTFF VI is to achieve a high level of current income that, for Puerto Rico residents, is exempt from federal and Puerto Rico income taxes, consistent with the preservation of capital. As of June 30, 2025, PRRTFF VI’s total managed assets were $77,518,212.

Starting in 2021, Ocean Capital LLC (“Ocean Capital”) and certain related individuals launched campaigns to nominate new directors at the Funds and affiliates of the Funds within the same fund complex where Ocean Capital advocated, in part, for improved governance at the Funds. Despite successfully receiving the requisite votes to elect Ocean Capital’s nominees at the 2021 (PRRTFF I and PRRTFF VI only), 2022, 2023, and 2024 annual meetings of shareholders of the Funds, the Funds did not seat Ocean Capital’s nominees and, instead, commenced an action against Ocean Capital and certain other defendants, captioned, Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc., et al. v. Ocean Capital LLC, et al., Case No. 3:22-cv-1101, alleging among other things, securities law violations by the defendants. Ocean Capital counterclaimed against the Funds, in part, so as to have its nominees seated on the Boards of Directors of the Funds in accordance with proper standards of governance.

On May 12, 2025, the United States Court of Appeals for the First Circuit affirmed the dismissal of the Funds’ claims (the “First Circuit Ruling”). As a result of the First Circuit Ruling, the Board of Directors of each of PRRTFF I and PRRTFF VI instructed the inspectors of election for each of the 2021, 2022, 2023, and 2024 annual meetings of shareholders of these Funds, and the Board of Directors of TFF I instructed the inspectors of election for each of the 2022, 2023, and 2024 annual meetings of shareholders of TFF I, to certify the results of such elections. On May 20, 2025, the inspectors of elections for the foregoing shareholder meetings certified the results of such elections (the “Meeting Certifications”), including the election of Ocean Capital’s new Directors to each of the Funds and the certification of certain substantially similar shareholder proposals to terminate all investment advisory and management agreements between each of the Funds and UBS Asset Managers of Puerto Rico (“UBS”) within sixty days of certification of the results of the shareholder meetings (each, an “Adviser Termination Proposal”).

Shareholders of TFF I had approved that Fund’s Adviser Termination Proposal at the 2024 annual meeting of shareholders held on July 18, 2024. Shareholders of PRRTFF I had approved that Fund’s Adviser Termination Proposal at the 2023 annual meeting of shareholders ultimately held on April 14, 2024. Shareholders of PRRTFF VI approved that Fund’s Adviser Termination Proposal at the 2024 annual meeting ultimately held on January 16, 2025. Following the First Circuit Ruling, and under the direction of the former members of the Boards, the Meeting Certifications certifying such proposals were issued on May 20, 2025. Since this time, UBS and the Funds have taken the position that the termination date for the investment advisory and management agreements between each of the Funds and UBS (the “UBS Agreements”) is July 19, 2025 (the “Adviser Termination Date”), sixty days following the Meeting Certifications.

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In addition, following the Meeting Certifications, the Boards engaged an independent consultant to assist in its search and evaluation of potential investment advisers for the Funds. By the end of this search process, the Boards had not identified any suitable firms to serve as the investment adviser for the Funds on a long-term basis. In light of the approaching Adviser Termination Date, the Boards then invited UBS to submit a bid to serve as an investment adviser to the Funds pursuant to an interim advisory agreement. On June 30, 2025, UBS informed the Boards that it would not be submitting a bid to serve as the investment adviser for the Funds, including on an interim basis, beyond July 19, 2025.

During its process, the Boards identified Atlas Asset Management, LLC (“Atlas”), a registered investment adviser that provides investment advisory services for individuals and institutional clients, as a suitable adviser to manage the Funds’ securities on a transitional basis and, accordingly, on July 15, 2025, the Boards approved an interim investment advisory agreement between the Funds and Atlas for the management of each Fund’s portfolio on a temporary basis, which the Funds subsequently entered into, effective July 20, 2025. Each interim advisory agreement may be in place until December 17, 2025. After considering the risks with respect to each of the Funds’ portfolios that could result from the Funds not being able to find a firm to serve as the investment adviser for the Funds on a long-term basis, among other factors, the Boards, at a special meeting of the Boards held on August 6, 2025, determined it to be in the best interest of shareholders to direct Atlas to, as soon as reasonably practicable and in a manner consistent with Atlas’s fiduciary duties to the Funds, taking into consideration such factors as Atlas determines appropriate, including market considerations and best execution, dispose of each of the Fund’s securities and maintain each Fund’s assets in cash, cash equivalents, or other low-risk, short-term assets.

Board Considerations in Declaring it Advisable that Each Fund Seek the Approval of its Shareholders to Cease Operations as an Investment Company and Pay a Dividend to Shareholders with the Proceeds of the Sale(s) of Substantially All of the Fund’s Securities.

In approving and recommending that shareholders of each Fund vote to approve the Proposals, the Boards considered the following factors, among others, with respect to each Fund, and determined that the factors collectively supported the recommendation that the Funds should cease to operate as investment companies and, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.

1.	Lack of a Suitable Long-Term Investment Adviser. Following the Meeting Certifications on May 20, 2025, the Adviser Termination Proposal was deemed to be adopted by the Funds’ shareholders. As a result, UBS and the Funds took the position that the UBS Agreements will terminate on the Adviser Termination Date. Following the approvals of the Adviser Termination Proposals, the Boards considered a number of options in connection with pursuing a new investment adviser, including engaging an independent consultant to assist in the search and evaluation of potential investment advisers and entering an interim agreement with UBS. After exploring and evaluating these options, each of the Boards did not enter any agreements with any long-term investment adviser. The Boards’ considerations were as follows:
o	Engagement of an Independent Consultant for an Investment Adviser Search. The independent consultant conducted a request for proposal (“RFP”) process that sought to lead to a recommendation to the Boards for engaging an alternative investment adviser for the Funds. The Boards determined the desired qualifications of potential candidates to serve as the investment adviser to the Funds and the independent consultant sent the RFP to prospective investment adviser candidates that met the established criteria. During discussions with the Boards, the independent consultant noted various items that potential candidates highlighted:
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(i) investing in Puerto Rico presents complications, as the economic environment and regulatory policies can create significant challenges; (ii) the requirement for the Funds to hold a substantial portion of their assets in Puerto Rico securities; (iii): reducing the current excessive discount rates of 45% to 55%; (iv) the Funds aren’t achieving scale at their current size leading to high expense levels and; (v) the Funds’ history of litigation. Given the extensive process conducted by the independent consultant in identifying a suitable long-term investment adviser, the Boards concluded that an additional search for a long-term investment adviser was not in the best interests of the shareholders at the time.

o	Entering into an Interim Investment Advisory Agreement with an Investment Adviser. The Boards considered the practicability of the Funds entering into an interim investment advisory agreement following the termination of the UBS Agreements. The Boards believed that entering into an interim investment advisory agreement would afford the Boards with the benefit of additional time to consider the different options available to the Funds and offer the Funds convenience and practicability advantages. The Boards invited UBS to submit a bid to serve as an interim investment adviser to the Funds on the same economic terms as the existing investment advisory agreement. On June 30, 2025, UBS informed the Boards that it would not be submitting a bid for the foregoing purpose.
o	Interim Investment Advisory Agreement with Atlas. On July 15, 2025, the Boards approved an interim investment advisory agreement with Atlas for the management of each Fund’s portfolio on a temporary basis, and the Funds subsequently entered into an interim investment advisory agreement with Atlas, effective July 20, 2025.

2.	The Risk of Operating the Funds Without a Long-Term Investment Adviser. Following the termination of UBS as the Funds’ investment adviser on the Adviser Termination Date, the Funds are without a long-term investment adviser. As discussed above, the Boards identified, and entered into an investment advisory agreement, effective July 20, 2025, with, Atlas to serve on an interim basis and to manage the sale of the Funds’ securities and resulting cash proceeds. Since each of the Fund’s assets are invested primarily in securities of Puerto Rico issuers, the Funds have greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth of Puerto Rico and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Thus, the lack of a long-term investment adviser poses risks to the Funds and shareholders of the Funds for a variety of reasons, including the Funds being unable to effectively respond to market volatility, particularly as it pertains to Puerto Rican investments. Furthermore, the investment objectives of each of the Funds requires the Funds’ investment strategies be consistent with the preservation of capital. Based on these considerations, including the lack of a long-term investment adviser, the Boards believe that each of the Funds will not be in a position to effectively preserve capital and that this is a risk for each of the Funds.

3.	Costs and Limited Growth Prospects. Each of the Funds is subject to ongoing annual operating costs that are high relative to each of their current and ongoing asset bases. Moreover, as a consequence of their statuses as registered investment companies under the 1940 Act, each of the Funds is subject to regulatory and compliance costs, including costs related to legal services, custody services, administration and audit fees and expenses, filing required periodic reports, and certain other fixed and variable costs. These costs are borne indirectly by shareholders of the Funds. Given the size of the asset bases for each of the Funds, the Boards believe it is not practicable or advisable for the Funds to continue to incur these costs, which are largely incurred on account of the Funds being regulated under the 1940 Act. Furthermore, the Funds have not offered new shares since they became registered investment companies under the 1940 Act on May 14, 2021 (for TFF I) and May 21, 2021 (for PRRTFF I and PRRTFF VI). Given their focused investment strategies, the Boards believe that there are limited opportunities to grow these Funds. Due to the impracticability of the Funds having to bear those ongoing and variable costs, and given the relatively small asset base of the Funds, and further complicated by the Funds’ focused investment strategy, the Boards believe that it is in the best interests of the Funds’ shareholders for the Funds to cease operations as investment companies.
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4.	Tax Consequences. The Boards considered the tax consequences of the Proposals for the Funds and shareholders, including the tax consequences related to the preferential tax treatment granted to the Funds under the Puerto Rico Internal Revenue Code of 2011, as amended (“PRIRC”). A discussion of the tax consequences considered by the Boards can be found under the “General Income Tax Consequences” heading under the section titled, “Proposal 1: For the Funds to Cease Operations as Investment Companies” of this Joint Proxy Statement.
5.	Realization of Liquidity Event at NAV. If approved by a Fund’s shareholders, the sale of substantially all of that Funds’ securities and the dividend payment to shareholders would allow shareholders of the Fund to realize the net asset value (“NAV”) (less the costs associated with such sale of securities) for their shares, which would allow them to avoid the discount to NAV that shareholders would currently realize if they sold their shares in the market. The Board believes shareholders will benefit when, following a sale of substantially all of the Fund’s securities, the Fund pays a dividend with the proceeds of such sale to shareholders since the returns received by shareholders will align with the intrinsic value of the securities held by the Fund rather than the market value of the Fund’s securities.

6.	Viable Alternative Options. The Boards considered alternatives to ceasing operations as an investment company, including converting the Funds from closed-end investment companies to open-end investment companies or ETFs, and a possible merger with other closed-end funds and determined that these alternatives were not in the best interests of shareholders.
o	Conversion to an Open-End Fund or ETF. The Boards believe that converting each of the Funds to an open-end fund or an ETF would not effectively address the lack of a suitable long-term investment adviser. Both types of products would require that investment support.
o	Merging into Other Closed-End Funds. Given the results of each of the Funds’ recent annual meetings of shareholders, the Boards believe that the Funds’ shareholders are unlikely to respond favorably to a proposal to merge the Funds with other closed-end funds, whether managed by UBS or another investment adviser, with shares trading at similar or larger discounts to NAV.

Given the risks with respect to each Funds’ portfolios that could result from the Funds not being able to find a suitable long-term investment adviser following the termination of the UBS investment advisory agreement, and considering that the preservation of capital is central to each Fund’s investment objectives, along with the additional factors discussed above, the Boards unanimously declare it advisable that each Fund seek the approval of its shareholders to cease operations as an investment company and for each Fund to, following a sale of substantially all of each of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders. As a result, the Boards recommend that shareholders of the Funds vote “FOR” Proposal 1 and “FOR” Proposal 2 at the Special Meeting for each Fund.

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PROPOSAL 1: FOR THE FUNDS TO CEASE OPERATIONS AS INVESTMENT COMPANIES

At a Board meeting held on June 30, 2025, the Boards declared it advisable that each Fund seek the approval of its shareholders to cease operations as an investment company. At the Special Meeting, shareholders of each Fund will be asked to vote for their Fund to cease operating as an investment company. The Board unanimously recommends that shareholders of each Fund vote “FOR” Proposal 1 at the Special Meeting for each Fund.

Impact on a Fund’s Status Under the 1940 Act

If the shareholders of a Fund approve Proposal 1, that Fund will apply for deregistration under the 1940 Act and cease doing business as an investment company (including ceasing to invest assets in accordance with the Fund’s investment objectives). Although there is no assurance that the SEC will issue such an order or that such approval will be granted, it is expected that the SEC will issue an order approving the deregistration of such Fund if the Fund is no longer doing business as an investment company. The Fund will publicly announce important dates with respect to the deregistration of the Fund if and when they are determined.

If shareholders of a Fund do not approve Proposal 1, that Fund likely will continue to be subject to the 1940 Act and continue to exist in accordance with its stated investment objectives and policies while the Board considers what, if any, steps to take in the best interest of the Fund and its shareholders, including the possibility of resubmitting Proposal 1 or alternative plans to shareholders for consideration.

Regulatory Effects of Deregistration

As registered investment companies, the Funds are subject to regulation under the 1940 Act. The 1940 Act, among other things, (i) regulates the composition of the Boards; (ii) regulates the capital structure of the Funds by limiting the issuance of senior equity and debt securities and limiting the issuance of stock options, rights and warrants; (iii) prohibits certain transactions between the Funds and affiliated persons, including Directors and officers of the Funds or affiliated companies, unless such transactions are exempted by the SEC; (iv) prohibits the issuance of common stock at less than NAV; (v) regulates the form, content and frequency of financial reports to shareholders; (vi) requires the Funds to carry their assets at fair value rather than at cost in financial reports; (vii) requires that the Funds file with the SEC periodic reports designed to disclose compliance with the 1940 Act and to present other financial information; (viii) prohibits the Funds from changing the nature of their business or fundamental investment policies without the prior approval of their shareholders; (ix) provides for the custody of securities and bonding of certain employees; (x) provides that no securities may be issued for services or for property other than cash or securities except as a dividend or a distribution to security holders or in connection with a reorganization; and (xi) regulates the manner in which repurchases of shares may be effected.

Changes to Rights of Shareholders. As registered investment companies, the Funds are subject to the provisions of, and the rules and regulations under, the 1940 Act, which impose restrictions on their business and investment activities. After the Funds cease operations as investment companies, the Funds will not be registered under the 1940 Act and, thus, shareholders of the Funds will not be afforded certain regulatory protections, including those that require: restrictions on borrowing and issuing senior securities; prohibition of certain transactions with affiliates; filing of a registration statement containing fundamental investment policies and shareholder approval of changes to such policies; dividend distributions and share repurchases conforming to certain rules; every share of common stock the Fund issues to be voting stock with voting rights equal to those of every other outstanding voting stock; banks to maintain custody of assets; and fidelity bonding.

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If shareholders approve Proposal 1 for a Fund and that Fund ceases operations as an investment company, that Fund would no longer be subject to the foregoing regulation, all of which is designed to protect the interests of shareholders. If shareholders approve Proposal 2 for a Fund, the Boards anticipate that such Fund will distribute the proceeds as soon as practicable and prior to applying for deregistration under the 1940 Act.

General Income Tax Consequences

This discussion is based on the provisions of the PRIRC and the regulations issued thereunder as in effect on the date of this Joint Proxy Statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

If Proposal 1 for each of the Funds is approved and the Funds cease operations as investment companies, each Fund will no longer be considered a “Registered Investment Company” for purposes of Subchapter B of Chapter 11 of Subtitle A of the PRIRC and will be subject to Puerto Rico income taxes as a regular corporation as of the date of deregistration.

Accordingly, the Funds will no longer be exempt from the income taxes imposed by the PRIRC on regular corporations regardless of whether the Fund complies with the “90% Distribution Requirement” established under Section 1112.01(a)(2) of the PRIRC. As regular corporations under the PRIRC, the Funds will also need to take into account, for purposes of determining its net income, capital gains and losses and interest income that is exempt under the PRIRC.

As regular corporations, dividends paid by the Funds will be taxed under the general provisions of the PRIRC. Such general provisions currently provide for dividends that are paid to Puerto Rico individuals to be subject to a 15% withholding tax (the “15% Withholding Tax”). Such dividends may also cause a Puerto Rico individual to be subject to the Alternate Basic Tax of the PRIRC.

The 15% Withholding Tax must be withheld by the Fund and paid to the Puerto Rico Treasury Department. However, a Puerto Rico individual may elect not to be subject to the 15% Withholding Tax in which case the dividends paid by the Funds to the Puerto Rico individual will not be subject to withholding but will be subject to regular individual income taxes.

Puerto Rico corporations receiving dividends will be taxed on such dividends at the regular corporate tax rates established by the PRIRC but will be entitled to claim an 85% dividend received deduction with respect to such distributions.

If a dividend is paid to shareholders with the proceeds of the sale of substantially all of a Fund’s securities following the approval of Proposal 2, and prior to the deregistration of the Fund under the 1940 Act, qualifying shareholders will continue to receive the preferential tax treatment granted under the PRIRC.

The Funds believe that the proposed dividend payments to shareholders will more likely than not be deemed “liquidating distributions” for purposes of the PRIRC. Although the preferential tax treatment granted to the Funds under the PRIRC will still apply in this case, this means that, for Puerto Rico income tax purposes, a Puerto Rico shareholder’s receipt of his or her share of a “liquidating distribution” from a Fund will be a taxable event in which the shareholder will generally be viewed as having sold his or her shares in exchange for an amount equal to the cash received.

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Accordingly, each Puerto Rico shareholder generally will recognize gain (or loss) for Puerto Rico income tax purposes equal to the amount by which such cash exceeds (or is less than) the shareholder’s adjusted tax basis in his or her Fund shares. If any gain (or loss) is recognized for Puerto Rico income tax purposes, such gain (or loss) will be treated as a long-term capital gain (or loss) if the shareholder held the Fund shares for more than one year and otherwise will generally be treated as a short-term capital gain (or loss).

The Board considered the tax consequences of the proposed dividend payment to shareholders, including the fact that shareholders who have a gain on their shares would recognize a capital gain, and those shareholders who reflect a loss on their shares after the distribution would recognize a loss for Puerto Rico income tax purposes.

Required Vote

The holders of common stock of each Fund will vote together as a single class on Proposal 1, which provides for the Fund to cease operations as investment companies.

To become effective, Proposal 1 requires the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of common stock of the Fund or (ii) 67% or more of the shares of common stock present at a shareholders meeting if more than 50% of the outstanding shares of common stock are represented at the meeting in person, virtually or by proxy.

Board Recommendation

For the reasons set forth above, the Board unanimously recommends that shareholders vote “FOR” Proposal 1 on the enclosed proxy card(s).

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PROPOSAL 2: FOR EACH OF THE FUNDS TO, FOLLOWING A SALE OF SUBSTANTIALLY ALL OF THE FUNDS’ SECURITIES, PAY A DIVIDEND WITH THE PROCEEDS OF SUCH SALE TO SHAREHOLDERS

The Boards believes it to be in the best interest of shareholders for each Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders to the maximum extent permitted by applicable law. The proceeds of each sale will remain in the Funds as cash or cash equivalents or other short-term assets until the dividend(s) are paid to shareholders. At the Special Meeting, shareholders of each Fund will be asked to vote for their Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders. The Board unanimously recommends that shareholders of each Fund vote “FOR” Proposal 2.

If shareholders approve Proposal 2 for a Fund, that Fund will set aside, in cash or cash equivalents, the amount of all known or reasonably ascertainable obligations of the Fund and make one or more dividend payments to shareholders to the maximum extent permitted by applicable law. The amounts of the dividend(s) to be paid to shareholders of a Fund will be reduced by the ordinary expenses and liabilities of the Fund, as described in more detail below.

If shareholders approve Proposal 2 for a Fund, the Boards anticipate that such Fund will distribute the proceeds as soon as practicable and prior to applying for deregistration under the 1940 Act. As long as the securities are sold and dividends are declared and paid while the Funds remain registered under the 1940 Act, both the Funds and their respective shareholders will continue to receive the preferential tax treatment granted to such Funds under the PRIRC.

As described under the section “General Income Tax Consequences,” Puerto Rico residents may be subject to Puerto Rico income taxes following the dividend payment made by the Funds. However, such dividend payment will not become a taxable event for shareholders until such time as dividends are actually declared and paid by the Funds.

Additional Considerations with Respect to the Proposed Dividend Plan

In addition to the other information contained in this Joint Proxy Statement, you should consider the following factors in determining whether to approve, following a sale of substantially all of the Fund’s securities, the payment of a dividend with the proceeds of such sale to shareholders.

If approved by shareholders, the Funds intend to pay an initial dividend to shareholders within 30 days of shareholder approval (the “Target Date”).

The Funds are not able to predict at this time the length of time it would take to complete the dividend payment to shareholders. Notwithstanding the approval of Proposal 2 at the Special Meetings by shareholders of each of the Funds, no Fund is able to predict when it will pay the dividend(s) to shareholders.

The liquidity and market price of the shares of common stock of a Fund could decrease. While the Funds will retain the proceeds of the sale of securities, the market capitalization of the shares of common stock of the Fund may diminish. Market interest in the shares of common stock of a Fund may also diminish. This could reduce the market demand for, and liquidity and price of, the shares of common stock of a Fund, which may adversely affect the market price of the shares of common stock of the Fund.

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Dividend Amounts

On June 30, 2025, the NAV per share of each Fund was: TFF I: $4.21; PRRTFF I: $3.12; PRRTFF VI: $4.02. The NAV per share of a Fund may change before the Special Meetings. The amounts of the dividend(s) to be paid to shareholders of a Fund will be reduced by the ordinary expenses, liabilities of the Fund and statutory limits on dividends that may be declared by the board of directors of a corporation under Puerto Rico law. Any increase in such costs will be funded from the cash assets of the Fund and will reduce the amount available for shareholders. The Funds will bear the costs and expenses incurred by it in carrying out the dividend payments to shareholders.

Required Vote

The holders of common stock of each Fund will vote together as a single class on Proposal 2, which provides that the Funds will, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.

To become effective, Proposal 2 requires the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of common stock of the Fund or (ii) 67% or more of the shares of common stock present at a shareholders meeting if more than 50% of the outstanding shares of common stock are represented at the meeting in person, virtually or by proxy.

Board Recommendation

For the reasons set forth above, the Board unanimously recommends that shareholders vote “FOR” Proposal 2 on the enclosed proxy card(s).

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GENERAL

The Board of each Fund knows of no other matters that are intended to be brought before the Special Meeting. As this is a special meeting, no additional business may be conducted beyond items listed in the Notice of Special Meeting. If, however, any other matters, including adjournments, are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or over the internet.

By order of each Board,

Ivelisse M. Ortiz Moreau

Secretary

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FUNDS’ FISCAL YEAR ENDS AS OF THE RECORD DATE

Fund	Fiscal Year End
Puerto Rico Residents Tax-Free Fund, Inc.	August 31
Puerto Rico Residents Tax-Free Fund VI, Inc.	June 30
Tax Free Fund for Puerto Rico Residents, Inc.	December 31

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OWNERSHIP OF SHARES OF EACH FUND

Shares Outstanding

Only shareholders of record of a Fund as of the close of business on the Record Date are entitled to notice of and to vote at such Fund’s Special Meeting. As of the Record Date, the following shares of common stock and preferred stock were issued and outstanding for each Fund:

	Common Stock	Preferred Stock
Puerto Rico Residents Tax-Free Fund, Inc.	7,919,405	None
Puerto Rico Residents Tax-Free Fund VI, Inc.	19,259,439	None
Tax Free Fund for Puerto Rico Residents, Inc.	11,130,794	None

Security Ownership Of Certain Beneficial Owners and Directors

The following tables sets forth certain information with respect to the beneficial ownership of each of the Fund’s shares of common stock as of the Record Date for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares of common stock;
●	each of the Fund’s named executive officers;
●	each of the Fund’s Directors; and
●	all of the Fund’s current executive officers and Directors as a group.

Shareholders who beneficially own 25% or more of the outstanding shares of a Fund or a class of shares of a Fund, or who are otherwise deemed to “control” the Fund, may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Puerto Rico Residents Tax-Free Fund, Inc.

Name and Address of Beneficial Owner	Number of Shares	% of Class
Ocean Capital LLC (1)	961,867	12.1%
RAD Investments, LLC (2)	927,449	11.7%
Directors
Brent D. Rosenthal (3)	0	*
José R. Izquierdo II (3)	0	*
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Ian McCarthy (3)	0	*
Ethan A. Danial (2) (3)	927,449	11.7%
Mojdeh L. Khaghan (3)	0	*
Officers
Paul Hopgood (Vice President) (3)	0	*
Pedro Gonzalez (Vice President) (3)	0	*
Ivelisse M. Ortiz Moreau (Secretary) (3)	0	*
Michelle Marcano-Johnson (Chief Compliance Officer) (4)	0	*

All Officers and Directors as a Group (9 persons)	927,449	11.7%

*        Represents beneficial ownership of less than one percent (1%).

(1)	According to a Schedule 13D/A filed with the SEC on March 17, 2025, Ocean Capital has shared voting and dispositive power with respect to the 944,867 shares of common stock held by it; and William Heath Hawk (“Mr. Hawk”) has shared voting and dispositive power with respect to 17,000 shares of common stock held in a joint account of Mr. Hawk and his spouse and the 944,867 shares of common stock held by Ocean Capital by virtue of his capacity as managing member of Ocean Capital. The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.
(2)	RAD Investments, LLC has shared voting and dispositive power with respect to the 927,449 shares of common stock held by it. By virtue of his capacity as a manager of RAD Investments, LLC, Ethan A. Danial may be deemed to beneficially own the shares held by RAD Investments, LLC. According to a Schedule 13D/A filed with the SEC on March 17, 2025, the business address of RAD Investments, LLC is 954 Avenida Ponce De Leon, Suite 204 San Juan, Puerto Rico, 00907.
(3)	The address for each of the Directors and officers, except for Ms. Marcano-Johnson, is Buchanan Office Center, 40 Carr. 165 Suite 201, Guaynabo, Puerto Rico 00968-8022.
(4)	The address for Ms. Marcano-Johnson is c/o PINE Advisors LLC 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

18

Puerto Rico Residents Tax-Free Fund VI, Inc.

Name and Address of Beneficial Owner	Number of Shares	% of Class
Ocean Capital LLC (1)	1,179,217	6.1%
Directors

Brent D. Rosenthal (2)	0	*
José R. Izquierdo II (2)	0	*
Ethan A. Danial (2) (3)	340,805	1.8%
Ian McCarthy (2)	0	*
Mojdeh L. Khaghan (2)	0	*
Officers
Paul Hopgood (Vice President) (2)	0	*
Pedro Gonzalez (Vice President) (2)	0	*
Ivelisse M. Ortiz Moreau (Secretary) (2)	0	*
Michelle Marcano-Johnson (Chief Compliance Officer) (4)	0	*

All Officers and Directors as a Group (9 persons)	340,805	1.8%

*        Represents beneficial ownership of less than one percent (1%).

(1)	According to a Schedule 13D/A filed with the SEC on September 25, 2024, Ocean Capital has shared voting and dispositive power with respect to the 1,144,408 shares of common stock held by it; and Mr. Hawk has shared voting and dispositive power with respect to 34,809 shares of common stock held in a joint account of Mr. Hawk and his spouse and the 1,144,408 shares of common stock held by Ocean Capital by virtue of his capacity as managing member of Ocean Capital LLC. The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.
(2)	The address for each of the Directors and officers, except for Ms. Marcano-Johnson, is Buchanan Office Center, 40 Carr. 165 Suite 201, Guaynabo, Puerto Rico 00968-8022.
(3)	RAD Investments, LLC has shared voting and dispositive power with respect to the 340,805 shares of common stock held by it. By virtue of his capacity as a manager of RAD Investments, LLC, Ethan A. Danial may be deemed to beneficially own the shares held by RAD Investments, LLC. According to a Schedule 13D/A filed with the SEC on September 25, 2024, the business address of RAD Investments, LLC is 954 Avenida Ponce De Leon, Suite 204 San Juan, Puerto Rico, 00907.

(4)	The address for Ms. Marcano-Johnson is c/o PINE Advisors LLC 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.

19

Tax Free Fund for Puerto Rico Residents, Inc.

Name and Address of Beneficial Owner	Number of Shares	% of Class
Ocean Capital LLC (1)	1,479,364.25	13.3%
Directors
Brent D. Rosenthal (2)	0	*
José R. Izquierdo II (2)	0	*
Ethan A. Danial (2) (3)	60,523	0.5%
Ian McCarthy (2)	0	*
Mojdeh L. Khaghan (2)	0	*
Roxana Cruz-Rivera (2)	0	*
Officers	0	*
Paul Hopgood (Vice President) (2)	0	*
Pedro Gonzalez (Vice President) (2)	0	*
Ivelisse M. Ortiz Moreau (Secretary) (2)	0	*
Michelle Marcano-Johnson (Chief Compliance Officer) (4)	0	*

All Officers and Directors as a Group (10 persons)	60,523	0.5%

*        Represents beneficial ownership of less than one percent (1%).

(1)	According to a Schedule 13D/A filed by Ocean Capital with the SEC on March 19, 2025, Ocean Capital has shared voting and dispositive power with respect to the 1,479,364.25 shares held by it. The business address of Ocean Capital is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.
(2)	The address for each of the Directors and officers, except for Ms. Marcano-Johnson, is Buchanan Office Center, 40 Carr. 165 Suite 201, Guaynabo, Puerto Rico 00968-8022.
(3)	RAD Investments, LLC has shared voting and dispositive power with respect to the 60,523 shares of common stock held by it. By virtue of his capacity as a manager of RAD Investments, LLC, Ethan A. Danial may be deemed to beneficially own the shares held by RAD Investments, LLC. According to a Schedule 13D/A filed with the SEC on March 19, 2025, the business address of RAD Investments, LLC is 954 Avenida Ponce De Leon, Suite 204 San Juan, Puerto Rico, 00907.

(4)	The address for Ms. Marcano-Johnson is c/o PINE Advisors LLC 501 S. Cherry Street, Suite 610, Denver, Colorado 80246.
20

SUBMISSION OF SHAREHOLDER PROPOSALS

PRRTFF I

PRRTFF I currently expects to hold its next annual meeting of shareholders on or about December 19, 2025, which is subject to change.

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at the next annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at Buchanan Office Center, 40 Carr. 165, Suite 201, Guaynabo, Puerto Rico 00968-8022, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in the Fund’s proxy statement for the 2025 Annual Meeting of shareholders, the Fund’s Secretary must receive the written proposal at the Fund’s principal executive offices not later than July 29, 2025. In addition, such shareholder proposal must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials, and the inclusion of such proposal will apply only if the Fund has not yet deregistered under the 1940 Act and are not at such time subject to the Exchange Act.

As provided for in the Fund’s Bylaws, at any annual or special meeting of shareholders, proposals by shareholders (other than pursuant to Rule 14a-8 under the Exchange Act) and persons nominated for election as Directors by shareholders shall be considered valid only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and Bylaws. Notice of any proposal to be presented by any shareholder or the name of any person to be nominated by a shareholder for election as a Director of the Fund at any meeting of shareholders shall be delivered to the Fund’s Secretary at the Fund’s principal executive office at Buchanan Office Center, 40 Carr. 165, Suite 201, Guaynabo, Puerto Rico 00968-8022 not less than thirty (30) days nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting if the Fund shall have previously disclosed, in the Fund’s Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board determines to hold the meeting on a different date. To be timely for the 2025 Annual Meeting, notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at the 2025 Annual Meeting must be delivered to the Fund’s Secretary at its principal executive office no later than November 19, 2025. Any shareholder who gives notice of any such proposal must deliver the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth such shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such shareholder, and any material interest of such shareholder in the proposal (other than as a shareholder). Any shareholder desiring to nominate any person for election as a Director must deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such shareholder. The person presiding at the 2025 Annual Meeting, in addition to making any other determinations that may be appropriate to the conduct of the 2025 Annual Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

21

PRRTFF VI

PRRTFF VI currently expects to hold its next annual meeting of shareholders on or about October 17, 2025, which is subject to change.

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at the next annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at Buchanan Office Center, 40 Carr. 165, Suite 201, Guaynabo, Puerto Rico 00968-8022, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2025 Annual Meeting of shareholders, the Fund’s Secretary must have received the written proposal at the Fund’s principal executive offices not later than May 30, 2025. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials, and the inclusion of such proposals will apply only if the Fund has not yet deregistered under the 1940 Act and are not at such time subject to the Exchange Act.

As provided for in the Fund’s Bylaws, at any annual or special meeting of shareholders, proposals by shareholders (other than pursuant to Rule 14a-8 under the Exchange Act) and persons nominated for election as Directors by shareholders shall be considered valid only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and Bylaws. Notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at any meeting of shareholders, shall be delivered to the Fund’s Secretary at the Fund’s principal executive office at Buchanan Office Center, 40 Carr. 165, Suite 201, Guaynabo, Puerto Rico 00968-8022 not less than thirty (30) days nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board determines to hold the meeting on a different date. To be timely for the 2025 Annual Meeting, notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at the 2025 Annual Meeting shall be delivered to the Fund’s Secretary at the Fund’s principal executive office no later than September 17, 2025. Any shareholder who gives notice of any such proposal must deliver the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth such shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such shareholder, and any material interest of such shareholder in the proposal (other than as a shareholder). Any shareholder desiring to nominate any person for election as a Director must deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such shareholder. The person presiding at the 2025 Annual Meeting, in addition to making any other determinations that may be appropriate to the conduct of the 2025 Annual Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

22

TFF I

TFF I currently expects to hold the next annual meeting of shareholders on or about December 19, 2025, which is subject to change.

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at the next annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at Buchanan Office Center, 40 Carr. 165, Suite 201, Guaynabo, Puerto Rico 00968-8022, in a timely manner. Since the date of the 2025 Annual Meeting will be more than 30 days from the date of the 2024 Annual Meeting, the deadline for a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2025 Annual Meeting of shareholders is a reasonable time before we begin to print and mail proxy materials. Such proposals must be delivered to the Fund’s Secretary at the Fund’s principal executive offices not later than July 29, 2025. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials, and the inclusion of such proposals will apply only if the Fund has not yet deregistered under the 1940 Act and are not at such time subject to the Exchange Act.

As provided for in the Fund’s Bylaws, at any annual or special meeting of shareholders, proposals by shareholders (other than pursuant to Rule 14a-8 under the Exchange Act) and persons nominated for election as Directors by shareholders shall be considered valid only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and Bylaws. Notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at any meeting of shareholders, shall be delivered to the Fund’s Secretary at the Fund’s principal executive office at Buchanan Office Center, 40 Carr. 165, Suite 201, Guaynabo, Puerto Rico 00968-8022 not less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board determines to hold the meeting on a different date. To be timely for the 2025 Annual Meeting, notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at the 2025 Annual Meeting shall be delivered to the Fund’s Secretary at the Fund’s principal executive office no later than November 19, 2025. Any shareholder who gives notice of any such proposal must deliver the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth such shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such shareholder, and any material interest of such shareholder in the proposal (other than as a shareholder). Any shareholder desiring to nominate any person for election as a Director must deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such shareholder. The person presiding at the 2025 Annual Meeting, in addition to making any other determinations that may be appropriate to the conduct of the 2025 Annual Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

23

SHAREHOLDER COMMUNICATIONS

Shareholders who wish to communicate with the Board or any individual Director should write to their Fund to the attention of Ivelisse M. Ortiz Moreau, Secretary of each of the Funds, at the Fund’s principal executive offices at Buchanan Office Center, 40 Carr. 165, Suite 201, Guaynabo, Puerto Rico 00968-8022. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Director and so indicates, it will be sent only to that Director. If a communication does not indicate a specific Director it will be sent to the Chair of the Nominating and Corporate Governance Committee and the outside counsel to the independent Directors for further distribution as deemed appropriate by such persons.

Shareholders with complaints or concerns regarding accounting matters may address letters to the Secretary of each of the Funds, Ivelisse M. Ortiz Moreau. Shareholders who are uncomfortable submitting complaints to the Secretary may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at Buchanan Office Center, 40 Carr. 165, Suite 201, Guaynabo, Puerto Rico 00968-8022.

Shareholders who currently receive multiple copies of this Joint Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

24

METHOD OF SOLICITATION AND EXPENSES OF PROXY; PARTICIPANTS INFORMATION

The cost of preparing, printing and mailing this Joint Proxy Statement, accompanying notice of special meeting and the accompanying proxy card for each Fund will be borne by the Fund. In addition to soliciting proxies by mail, the Funds may have one or more of the Funds’ Directors, officers, representatives or compensated third-party agents, aid in the solicitation of proxies by telephone, facsimile, electronic mail, text message, internet, and other electronic means and by personal solicitation, and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

Each Fund has retained Sodali & Co. LLC (“Sodali”) to provide solicitation and advisory services in connection with this solicitation. Sodali will be paid a fee not to exceed $25,000 based upon the solicitation and advisory services provided and will be borne by the Funds. In addition, the Funds will reimburse Sodali for certain documented, out-of-pocket fees and expenses and will indemnify Sodali against certain liabilities and expenses.

Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.

Shareholders may also be solicited by advertisements in periodicals, press releases issued by the Funds, letters from the Funds to shareholders, postings on the Funds’ website and/or other websites, including, without limitation, social media websites. Unless expressly indicated otherwise, information contained on the Funds’ website is not part of this Joint Proxy Statement. In addition, none of the information on the other websites listed in this Joint Proxy Statement is part of this Joint Proxy Statement. These website addresses are intended to be inactive textual references only.

Persons holding shares as nominees will be reimbursed by the Fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

Under applicable regulations of the SEC, each of the Directors is a “participant” in this proxy solicitation on behalf of the Boards. There are no executive officers of the Funds who are Participants. For information on the number of the Funds’ securities beneficially owned by each Participant, please see the section titled, “Ownership of Shares of Each Fund.” Except as described in this Joint Proxy Statement, no Participant owns any securities of the Funds of record but not beneficially.

Other than as set forth in this Joint Proxy Statement, no Director or officer (including any Director or officer that has served since the beginning of each Funds’ last fiscal year (as listed in the section titled, “Funds’ Fiscal Year Ends as of the Record Date”)), or any associate thereof, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Special Meeting.

Other than the persons described in this Joint Proxy Statement, no regular employees of the Funds have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. Sodali does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

25

INVESTMENT ADVISER, ADMINISTRATOR, AND PRINCIPAL UNDERWRITER

PRRTFF I and PRRTFF VI

Since the Adviser Termination Date, Atlas Asset Management has served as investment adviser to PRRTFF I and PRRTFF VI.

State Street Bank and Trust Company serves as the PRRTFF I’s and PRRTFF VI’s administrator. State Street Bank and Trust Company is located at One Congress Street, Boston, MA 02114.

TFF I

Since the Adviser Termination Date, Atlas Asset Management has served as investment adviser to TFF I.

UBS Trust PR serves as the Fund’s administrator. UBS Trust PR is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

UBS Financial Services Puerto Rico serves as the Fund’s principal underwriter. UBS Financial Services Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

26

Tax Free Fund for Puerto Rico Residents, Inc.

Buchanan Office Center

40 Carr. 165, Suite 201
Guaynabo, Puerto Rico 00968-8022

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints each of Ethan A. Danial and Ivelisse M. Ortiz Moreau as attorneys and agents with full power of substitution, to vote all shares of common stock of Tax Free Fund for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), that the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Fund scheduled to be held on September 26, 2025, at 10:00AM (Eastern Time), including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the Special Meeting, including any motions to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies, or any adjournment, postponement or substitution thereof that are unknown to the Board of Directors of the Fund a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting (including any adjournments or postponements thereof).

IF YOU SUBMIT A VALIDLY EXECUTED PROXY CARD, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, SUBJECT TO APPLICABLE LAW. IF YOU DO NOT INDICATE AN INSTRUCTION WITH RESPECT TO PROPOSAL 1, THE PROXY CARD WILL BE VOTED AS FOLLOWS WITH RESPECT TO SUCH PROPOSAL: “FOR” THE FUND TO CEASE OPERATIONS AS AN INVESTMENT COMPANY. IF YOU DO NOT INDICATE AN INSTRUCTION WITH RESPECT TO PROPOSAL 2, THE PROXY CARD WILL BE VOTED AS FOLLOWS WITH RESPECT TO SUCH PROPOSAL: “FOR” FOLLOWING A SALE OF SUBSTANTIALLY ALL OF THE FUND’S SECURITIES, THE PAYMENT OF A DIVIDEND WITH THE PROCEEDS OF SUCH SALE TO SHAREHOLDERS.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE POSTAGE-PAID ENVELOPE PROVIDED

(continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Tax Free Fund for Puerto Rico Residents, Inc. stock for the upcoming Special Meeting of Shareholders

YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:

Submit your proxy by Internet Please access www.proxyvote.com. Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.
Submit your proxy Telephone Please call toll-free in the U.S. or Canada at 800-690-6903 on a touch-tone phone. You will be required to provide the unique control number printed below.
CONTROL NUMBER:

You may vote by phone or Internet 24 hours a day, 7 days a week.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

Submit your proxy by Mail Please complete, sign, date and return the proxy card in the envelope provided to: Broadridge P.O. Box 1342, Brentwood, NY 11717.

THE BOARD RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSALS

1. For the Fund to cease operations as an investment company.

☐  FOR

☐  AGAINST

☐  ABSTAIN

2. For the Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.

☐  FOR

☐  AGAINST

☐  ABSTAIN

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders to be held on September 26, 2025, and the accompanying Joint Proxy Statement.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE

ONLY VALID IF SIGNED. Please sign EXACTLY as name appears hereon. If more than one owner, each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Date: _______________________

____________________________

(Name of shareholder)

____________________________

(Signature)

____________________________

(Title, if applicable)

Puerto Rico Residents Tax-Free Fund, Inc.

Buchanan Office Center
40 Carr. 165, Suite 201
Guaynabo, Puerto Rico 00968-8022

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints each of Ethan A. Danial and Ivelisse M. Ortiz Moreau as attorneys and agents with full power of substitution, to vote all shares of common stock of Puerto Rico Residents Tax-Free Fund, Inc., a Puerto Rico corporation (the “Fund”), that the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Fund scheduled to be held on September 26, 2025, at 10:00AM (Eastern Time), including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the Special Meeting, including any motions to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies, or any adjournment, postponement or substitution thereof that are unknown to the Board of Directors of the Fund a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting (including any adjournments or postponements thereof).

IF YOU SUBMIT A VALIDLY EXECUTED PROXY CARD, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, SUBJECT TO APPLICABLE LAW. IF YOU DO NOT INDICATE AN INSTRUCTION WITH RESPECT TO PROPOSAL 1, THE PROXY CARD WILL BE VOTED AS FOLLOWS WITH RESPECT TO SUCH PROPOSAL: “FOR” THE FUND TO CEASE OPERATIONS AS AN INVESTMENT COMPANY. IF YOU DO NOT INDICATE AN INSTRUCTION WITH RESPECT TO PROPOSAL 2, THE PROXY CARD WILL BE VOTED AS FOLLOWS WITH RESPECT TO SUCH PROPOSAL: “FOR” FOLLOWING A SALE OF SUBSTANTIALLY ALL OF THE FUND’S SECURITIES, THE PAYMENT OF A DIVIDEND WITH THE PROCEEDS OF SUCH SALE TO SHAREHOLDERS.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE POSTAGE-PAID ENVELOPE PROVIDED

(continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Puerto Rico Residents Tax-Free Fund, Inc. stock for the upcoming Special Meeting of Shareholders

YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:

Submit your proxy by Internet Please access www.proxyvote.com. Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.
Submit your proxy Telephone Please call toll-free in the U.S. or Canada at 800-690-6903 on a touch-tone phone. You will be required to provide the unique control number printed below.
CONTROL NUMBER:

You may vote by phone or Internet 24 hours a day, 7 days a week.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

Submit your proxy by Mail Please complete, sign, date and return the proxy card in the envelope provided to: Broadridge P.O. Box 1342, Brentwood, NY 11717.

THE BOARD RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSALS

1. For the Fund to cease operations as an investment company.

☐ FOR

☐ AGAINST

☐ ABSTAIN

2. For the Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.

☐ FOR

☐ AGAINST

☐ ABSTAIN

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders to be held on September 26, 2025, and the accompanying Joint Proxy Statement.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE

ONLY VALID IF SIGNED. Please sign EXACTLY as name appears hereon. If more than one owner, each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Date: _______________________

____________________________

(Name of shareholder)

____________________________

(Signature)

____________________________

(Title, if applicable)

Puerto Rico Residents Tax-Free Fund, Inc. VI

Buchanan Office Center
40 Carr. 165, Suite 201
Guaynabo, Puerto Rico 00968-8022

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints each of Ethan A. Danial and Ivelisse M. Ortiz Moreau as attorneys and agents with full power of substitution, to vote all shares of common stock of Puerto Rico Residents Tax-Free Fund, Inc. VI, a Puerto Rico corporation (the “Fund”), that the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Fund scheduled to be held on September 26, 2025, at 10:00AM (Eastern Time), including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the Special Meeting, including any motions to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies, or any adjournment, postponement or substitution thereof that are unknown to the Board of Directors of the Fund a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting (including any adjournments or postponements thereof).

IF YOU SUBMIT A VALIDLY EXECUTED PROXY CARD, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, SUBJECT TO APPLICABLE LAW. IF YOU DO NOT INDICATE AN INSTRUCTION WITH RESPECT TO PROPOSAL 1, THE PROXY CARD WILL BE VOTED AS FOLLOWS WITH RESPECT TO SUCH PROPOSAL: “FOR” THE FUND TO CEASE OPERATIONS AS AN INVESTMENT COMPANY. IF YOU DO NOT INDICATE AN INSTRUCTION WITH RESPECT TO PROPOSAL 2, THE PROXY CARD WILL BE VOTED AS FOLLOWS WITH RESPECT TO SUCH PROPOSAL: “FOR” FOLLOWING A SALE OF SUBSTANTIALLY ALL OF THE FUND’S SECURITIES, THE PAYMENT OF A DIVIDEND WITH THE PROCEEDS OF SUCH SALE TO SHAREHOLDERS.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Puerto Rico Residents Tax-Free Fund, Inc. VI stock for the upcoming Special Meeting of Shareholders

YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:

Submit your proxy by Internet Please access www.proxyvote.com. Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.
Submit your proxy Telephone Please call toll-free in the U.S. or Canada at 800-690-6903 on a touch-tone phone. You will be required to provide the unique control number printed below.
CONTROL NUMBER:

You may vote by phone or Internet 24 hours a day, 7 days a week.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

Submit your proxy by Mail Please complete, sign, date and return the proxy card in the envelope provided to: Broadridge P.O. Box 1342, Brentwood, NY 11717.

THE BOARD RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSALS

1. For the Fund to cease operations as an investment company.

☐ FOR

☐ AGAINST

☐ ABSTAIN

2. For the Fund to, following a sale of substantially all of the Fund’s securities, pay a dividend with the proceeds of such sale to shareholders.

☐  FOR

☐ AGAINST

☐ ABSTAIN

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders to be held on September 26, 2025, and the accompanying Joint Proxy Statement.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE

ONLY VALID IF SIGNED. Please sign EXACTLY as name appears hereon. If more than one owner, each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Date: _______________________

____________________________

(Name of shareholder)

 ____________________________

(Signature)

 ____________________________

(Title, if applicable)